Movement of Allowance for Doubtful Accounts (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounts, Notes, Loans and Financing Receivable [Line Items]
Beginning Balance	$ 6,226	$ 4,551	$ 0
Additions	108,925	1,690	4,551
Reversal of allowance for doubtful accounts	(835)	(156)	0
Write-off of accounts receivable charged	0	0	0
Foreign currency exchange rate effect	2,972	141	0
Ending balance	$ 117,288	$ 6,226	$ 4,551